SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
         [ ]  Preliminary Proxy Statement
         [ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
         [x]  Definitive Proxy Statement
         [ ]  Definitive Additional Materials
         [ ]  Soliciting Material Pursuant to (ss.) 240.14a-11(c) or
              (ss.) 240.14a-12

                                Tuxis Corporation
      --------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]   No fee required.
[ ] Fee computed on table below per Exchange Act Rules  14a-6(i)(4) and 0-11.
     (1) Title of each class of securities  to which  transaction  applies:
     (2) Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)   Amount Previously Paid:
     (2)   Form, Schedule or Registration Statement No.:
     (3)   Filing Party:
     (4)   Date Filed:

Notes:

================================================================================
    Please Vote Immediately by Signing and Returning the Enclosed Proxy Card.
================================================================================
================================================================================
        Delay may cause the Fund to incur additional expenses to solicit sufficient votes for the meeting.
================================================================================
                                TUXIS CORPORATION



                    Notice of Annual Meeting of Stockholders




To the Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of Tuxis Corporation (the "Fund") will be held at the offices of the Fund at 11 Hanover Square, New York, New York on Tuesday, November 28, 2000 at 9:00 a.m., for the following purposes:

1. To elect to the Board of Directors the Nominee, Robert D. Anderson, as Class III Director, to serve for a five year term and until his successor is duly elected and qualified.

2. To ratify the selection of Tait, Weller & Baker as the Fund's independent auditors.

     Stockholders of record at the close of business on October 13, 2000 are entitled to receive notice of and to vote at the meeting.


                                              By Order of the Board of Directors



                                              Monica Pelaez
                                              Secretary


New York, New York
October 18, 2000

                                TUXIS CORPORATION



                                 PROXY STATEMENT



                         Annual Meeting of Stockholders
                          to be held November 28, 2000

     This Proxy Statement, dated October 18, 2000, is furnished in connection with a solicitation of proxies by Tuxis Corporation (the "Fund") to be voted at the Annual Meeting of Stockholders of the Fund to be held at the offices of the Fund at 11 Hanover Square, New York, New York on Tuesday, November 28, 2000 at 9:00 a.m., and at any postponement or adjournment thereof ("Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record at the close of business on October 13, 2000 ("Record Date") are entitled to be present and to vote on matters at the Meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy or by letter or telegram directed to the Fund, which must indicate the stockholder's name. To be effective, such revocation must be received prior to the Meeting. In addition, any stockholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of the Record Date, the Fund had 834,448.86 shares of common stock issued and outstanding. Stockholders of the Fund will vote as a single class.

     It is estimated that proxy materials will be mailed to stockholders of record on or about October 20, 2000. The Fund's principal executive offices are located at 11 Hanover Square, New York, New York 10005. Copies of the Fund's most recent Annual and Semi-Annual Reports are available without charge upon written request to the Fund at 11 Hanover Square, New York, New York 10005, or by calling toll-free 1-888-847-4200.

PROPOSAL 1:       ELECTION OF DIRECTOR

     The Fund's Board of Directors is divided into five classes with the term of office of one class expiring each year. It is proposed that stockholders of the Fund elect one Class III Director to serve for a five year term, and until his successor is duly elected and qualified. The nominee currently serves as a Director of the Fund. Unless otherwise noted, the address of record for the Directors and officers is 11 Hanover Square, New York, New York 10005. The following table sets forth certain information concerning the nominee for Class III Director of the Fund.

Name, Principal Occupation, Business Experience               Director Year Term
for Past Five Years, Address, and Age                          Since    Expires
---------------------------------------------------------------------- ---------

CLASS III:

ROBERT  D.  ANDERSON*  - He  is  Vice  Chairman  of  certain    1999     2000
investment  companies in the Investment Company Complex, and of Winmill & Co.  Incorporated  ("WCI")  and  certain of its affiliates. He was a member of the Board of Governors of the
Mutual Fund Education Alliance, and of its predecessor,  the
No-Load Mutual Fund  Association.  He has also been a member
of  the  District  #12,   District   Business   Conduct  and
Investment Companies Committees of the NASD. He was born on December 7, 1929.

*Mr. Anderson is an "interested person" because he is an "affiliated person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     The persons named in the accompanying form of proxy intend to vote each such proxy for the election of the nominee listed above, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for the nominee. It is not contemplated that the nominee will be unable to serve as a Director for any reason, but if that should occur prior to the Meeting, the proxy holders reserve the right to substitute another person of their choice as nominee. The nominee listed above has consented to being named in this Proxy Statement and has agreed to serve as a Director if elected.

     The Board of Directors has adopted a written charter for the audit committee, included as an appendix to this proxy statement. The Fund has an audit committee comprised of Robert D. Anderson, Russell E. Burke III, and David
R. Stack, the function of which is routinely to review financial statements and other audit-related matters as they arise throughout the year. The Fund has an executive committee comprised of Thomas B. Winmill, the function of which is to exercise the powers of the Board of Directors between meetings of the Board to the extent permitted by law to be delegated and not delegated by the Board to any other committee. Mr. Winmill is an "interested person" because he is an "affiliated person" as defined in the 1940 Act. The Fund has no standing nominating or compensation committee or any committee performing similar functions.

     Information relevant to the Continuing Directors is set forth below. Each Director who is deemed to be an "interested person" because he is an "affiliated person" as defined in the 1940 Act is indicated by an asterisk.

Name, Principal Occupation, Business Experience               Director Year Term
for Past Five Years, Address, and Age                          Since    Expires
---------------------------------------------------------------------- ---------

CLASS I:

RUSSELL E. BURKE III -- He is  President of Russell E. Burke    1997     2003
III, Inc. Fine Art, New York,  New York.  His address is 900
Park Avenue, New York, New York 10021. He was born on August
23, 1946.

CLASS II:

DAVID  R.  STACK - He is a  partner  with  the  law  firm of    1997     2004
McLaughlin  & Stern,  LLP.  His address is Franklin  Avenue,
Millbrook, New York 12545. He was born on January 24, 1957.

CLASS IV:

THOMAS  B.  WINMILL*  -- He is  President,  Chief  Executive    1997     2001
Officer,  and  General  Counsel of the Fund,  as well as the
other  investment   companies  in  the  Investment   Company
Complex, and of WCI and certain of its affiliates. He also is President of the Investment Manager. He is a member of the New York State Bar and the SEC Rules Committee of the
Investment  Company  Institute.  He is a son of  Bassett  S.
Winmill, the Chairman of the Board of the Fund. He was born on June 25, 1959.

CLASS V:

BASSETT S.  WINMILL*  -- He is  Chairman of the Board of the    1984     2002
Fund,  as  well  as  other   investment   companies  in  the
Investment  Company  Complex,  and of WCI. He is a member of the New York Society of Security  Analysts,  the Association
for   Investment   Management   and   Research,    and   the
International Society of Financial Analysts. He is the father of Thomas B. Winmill, the President, Chief Executive
Officer, and General Counsel of the Fund. He was born on February 10, 1930.


     The executive officers, other than those who serve as Directors, and their relevant biographical information are set forth below:

     MINJA FLEER, CPA - Vice President. She is Vice President of the other investment companies in the Investment Company Complex, and Treasurer and Chief Accounting Officer of the Investment Manager and its affiliates. Prior to 1998, she was an accountant at Armat Co. She was born on December 25, 1957.

     LEONA LEUNG - Treasurer and Chief Accounting Officer. She also is Treasurer and Chief Accounting Officer of the other investment companies in the Investment Company Complex, and Assistant Treasurer of the Investment Manager and its affiliates. Prior to 1996, she was a staff accountant at Mendelsohn Kary Bell & Natoli, P.C. She was born on August 24, 1971.

     MONICA PELAEZ - Vice President, Secretary and Chief Compliance Officer. She also is Vice President, Secretary and Chief Compliance Officer of the other investment companies in the Investment Company Complex, and the Investment Manager and certain of its affiliates. Previously, she was Special Assistant Corporation Counsel to New York City Administration for Children's Services from 1998 to 2000 and an attorney with Piper & Marbury LLP in 1998 and Debevoise & Plimpton in 1997. She earned her Juris Doctor from St. John's University School of Law in 1997. She is a member of the New York State Bar. She was born on November 5, 1971.

     The following table presents certain information regarding the beneficial ownership of the Fund's shares as of the Record Date by each officer and Director of the Fund owning shares on such date. In each case, such amount constitutes less than 1% of the Fund's outstanding shares.

          Name of Officer or Director               Number of Shares
          ----------------------------------------------------------
          Robert D. Anderson                                     200
          Russell E. Burke III                                     0
          Minja Fleer                                              0
          Leona Leung                                              0
          David R. Stack                                         100
          Monica Pelaez                                            0
          Bassett S. Winmill                               4,232.679
          Thomas B. Winmill                                   23.371

     To the knowledge of the management of the Company, as of the Record Date, the following shareholders beneficially owned 5% or more of the outstanding shares of the Company according to their Schedule 13D filed on October 12, 2000:

                                                       Approximate Percentage of
                                                       the Company's Total
Name and Address                  Common Stock         Outstanding Shares
--------------------------------------------------------------------------------
Investor Service Center, Inc.     47,205.486 shares            5.66%
11 Hanover Square
New York, New York 10005

Winmill & Co. Incorporated*       47,205.486 shares            5.66%
11 Hanover Square
New York, New York 10005

Bassett S. Winmill**              51,438.165 shares            6.16%
11 Hanover Square
New York, New York 10005

* Winmill & Co. Incorporated has indirect beneficial ownership of these shares, as a result of its status as a controlling person of Investor Service Center, Inc., the direct beneficial owner.

**Bassett S. Winmill has indirect beneficial ownership of 47,205.486 of these shares, as a result of his status as a controlling person of Winmill & Co. Incorporated and Investor Service Center, Inc. the direct beneficial owner. Mr. Winmill disclaims beneficial ownership of the shares held by Investor Service Center, Inc.

     The Fund pays its Directors who are not "interested persons" of the Fund an annual retainer of $2,500, and a per meeting fee of $2,750, and reimburses them for their meeting expenses. The Fund also pays such Directors $250 per special telephonic meeting attended and per committee meeting attended. The Fund does not pay any other remuneration to its executive officers and Directors, and the Fund has no bonus, pension, profit-sharing, or retirement plan. The Fund had five Board meetings, one audit committee meeting, and no executive committee meetings during the Fund's most recently completed full fiscal year. No Director attended less than 75% of all Board and all committee meetings held during such year during the period such Director was in office or on such committee. For the fiscal period ended December 31, 1999, the aggregate amount of compensation paid to the nominee by the Fund and by all other investment companies advised by CEF Advisers, Inc. ("CEF" or the "Investment Manager"), the Fund's investment adviser, and its affiliates (collectively, the "Investment Company Complex") for which such nominee is a Board member (the current number of which is set forth in parenthesis next to the nominee's total compensation) was as follows:

Name of Nominee                                     Aggregate Compensation
                                                         from the Fund

--------------------------------------------- ----------------------------------
Robert D. Anderson                                                            $0


Name of Nominee                  Total Compensation from Fund and Investment
                                Company (the number of other Funds) Complex to
                                                  Nominee
------------------------- ------------------------------------------------------
Robert D. Anderson                                                        $0 (4)



     The aggregate amount of compensation paid to each continuing Director by the Fund and by all other funds in the Investment Company Complex for which such continuing Director is a Board Member (the number of which is set forth in parenthesis next to the continuing Director's total compensation) for the fiscal period ended December 31, 1999, was as follows:

Name of Continuing Director                      Aggregate Compensation from
                                                           the Fund

--------------------------------------------------------------------------------
Russell E. Burke III                                                 $14,000
David R. Stack                                                       $14,000
Bassett S. Winmill                                                        $0
Thomas B. Winmill                                                         $0


Name of Continuing          Total Compensation from Fund and Investment Company
Director                        Complex (the number of other funds) Paid to
                                            Continuing Director
--------------------------------------------------------------------------------
Russell E. Burke III                                                 $14,000 (0)
David R. Stack                                                       $14,000 (0)
Bassett S. Winmill                                                        $0 (5)
Thomas B. Winmill                                                         $0 (8)

     The Investment Manager, located at 11 Hanover Square, New York, New York 10005, is CEF, a wholly-owned subsidiary of WCI, a publicly-owned company whose securities are listed on The Nasdaq Stock Market. During the fiscal year ended December 31, 1999, the Fund paid the Investment Manager investment management fees of $70,569. Bassett S. Winmill, a Director of the Fund, may be deemed a controlling person of WCI on the basis of his ownership of 100% of WCI's voting stock and, therefore, a controlling person of the Investment Manager. Since the beginning of the Fund's most recently completed fiscal year, Robert D. Anderson, Bassett S. Winmill, and Thomas B. Winmill received from WCI, respectively, 20,000, 50,000, and 50,000 incentive stock options to purchase shares of WCI's Class A common stock at a weighted average of, respectively, $2.125, $2.502, and $2.502 per share. These options expire after five years.

Audit Committee Report

     The audit committee has: (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; and
(iii) received from the auditors disclosures regarding the auditors' independence required by Independence Standards Board Standard No. 1, and discussed with the auditors the auditors' independence. Based on these review and discussions, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Fund's annual report to shareholders for the last fiscal year for filing with the SEC.

     Audit Committee Members: Robert D. Anderson, Russell E. Burke III, and David R. Stack

Statement Regarding Composition of Audit Committee

     The rules of the American Stock Exchange ("AMEX rules") require that the Fund have an audit committee comprised solely of independent directors. The Fund's audit committee is comprised of Robert D. Anderson, Russell E. Burke III, and David R. Stack. Mr. Anderson would be deemed to be non-independent under the AMEX rules by virtue of being a former officer of the Fund and by virtue of his relationship with CEF, the Investment Manager of the Fund. However, the board of directors has determined that Mr. Anderson's membership on the audit committee is required by the best interests of the Fund and its shareholders, for the following reasons:

1. In view of the current composition of the board of directors of the Fund, to constitute the Audit Committee with at least three independent directors would require the search, recruitment, appointment, orientation, and payment of another independent director and expansion of the current board, which presents an onerous burden on the efficient administration of the Fund.

2. The relative small size of the Fund makes it comparable to small business filers that file reports under SEC Regulation S-B, which are required by AMEX rules to have audit committees comprised of at least two members, only a majority of whom must be independent.

3. An outside, independent agent - State Street - determines daily: (1) a net asset value per share for the Fund to the penny (unaudited); and (2) that substantially all of the assets of the Fund are investment securities for which reliable market quotations are typically available.

4. Investment companies, such as the Fund, are fundamentally different from public operating companies. Unlike operating companies, the assets of the Fund consist exclusively of investment securities and there is little or no opportunity to "manage" earnings or results through selective application of accounting policies. Thus, it is of somewhat lesser value to an investment company that its entire audit committee consist of independent directors.

5. The Fund is subject to the stringent regulatory scheme of the 1940 Act that adequately protects against the abuses the three independent director rule is designed to address. The 1940 Act requires, among other things, that at least 40 percent of the directors on closed end fund boards be independent of fund management, and the 1940 Act's definition of "independence" is stricter than the one set forth in the AMEX rules.

6. Although Mr. Anderson is a director, Vice Chairman and a substantial holder of the non-voting stock of the parent of CEF, WCI, he has recently resigned as a director and officer of CEF and from the office of Vice Chairman of the Fund.

7. While Mr. Anderson has been an officer in title with the Fund, he has never been a paid employee of, or accepted any compensation from, the Fund, nor has he had any relationship with the Fund that would disqualify him from independent director status under the AMEX rules, other than through the Fund's investment management agreements with CEF.

8. Mr. Anderson is currently a director of several investment companies within the Investment Company Complex and has over 30 years of experience with investment company accounting issues. Mr. Anderson has demonstrated and currently affirms that in accordance with AMEX rules he is able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement and his past employment experience in finance and accounting and other comparable experience or background has resulted in his financial sophistication, including being or having been a senior officer with financial oversight responsibilities.

Vote Required

     Inasmuch as the election of the nominee was approved by the vote of a majority of the Board of Directors, the election of the nominee requires the affirmative vote of a plurality of the votes cast at the Meeting.

THE FUND'S BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEE.

PROPOSAL 2:       RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

     The 1940 Act requires that the Fund's independent auditors be selected by a majority of those Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund; that such selection be submitted for ratification or rejection at the Meeting; and that the employment of such independent auditors be conditioned upon the right of the Fund, by vote of a majority of its outstanding voting securities at any meeting called for that purpose, to terminate such employment forthwith without penalty. The Fund's Board of Directors, including a majority of those Directors who are not "interested persons," approved the selection of Tait, Weller & Baker for the fiscal period commencing January 1, 2000 at a Board meeting held on March 8, 2000. Accordingly, the selection by the Fund's Board of Tait, Weller & Baker as independent auditors for the fiscal period commencing January 1, 2000 is submitted to stockholders for ratification or rejection. Apart from its fees received as independent auditors, neither Tait, Weller & Baker nor any of its partners has a direct, or material indirect, financial interest in the Fund or the Investment Manager. Tait, Weller & Baker has acted as independent auditors of the Fund since its organization, and acts as independent auditors of WCI. The Fund's Board believes that the continued employment of the services of Tait, Weller & Baker, as described herein, is in the best interests of the Fund. A representative of Tait, Weller & Baker is expected to be present at the Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

THE FUND'S BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF TAIT, WELLER & BAKER AS INDEPENDENT AUDITORS OF THE FUND.

                             ADDITIONAL INFORMATION

     A quorum is constituted with respect to the Fund by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to stockholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the meeting in person or by proxy. A stockholder vote may be taken for one or more of the proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "for" a Proposal in favor of any adjournment, and will vote those proxies required to be voted "against" a Proposal against any adjournment. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, "abstentions"), the Fund's shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue. Abstentions, however, will have the effect of a "no" vote for the purpose of obtaining requisite approval for Proposal 2.

     In addition to the use of the mails, proxies may be solicited personally, by telephone, or by other means, and the Fund may pay persons holding its shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. The Fund will bear the cost of soliciting proxies. In addition, the Fund will retain D.F. King & Co., Inc. ("D.F. King"), 77 Water Street, 20th Floor, New York, NY 10005, to solicit proxies on behalf of its Board for a fee estimated at $4,000 plus expenses, primarily by contacting shareholders by telephone and telegram. Authorizations to execute proxies may be obtained by telephonic instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of an entity) or other identifying information and the number of shares owned and to confirm that the shareholder has received the Fund's Proxy Statement and proxy card in the mail. Within 48 hours of receiving a shareholder's telephonic voting instructions and prior to the Meeting, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instruction are not correctly reflected in the confirmation. Shareholders requiring further information with respect to telephonic voting instructions or the proxy generally should contact D.F. King toll-free at 1-800-431-9646. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the meeting and voting in person.

Discretionary Authority; Submission Deadlines for Stockholder Proposals

     Although no business may come before the Meeting other than that specified in the Notice of Annual Meeting of Stockholders, shares represented by executed and unrevoked proxies will confer discretionary authority to vote on matters which the Fund did not have notice of by October 4, 2000 pursuant to Rule 14a-4(c)(1) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). The deadline for submitting shareholder proposals for inclusion in the Fund's proxy statement and form of proxy for the Fund's next annual meeting is June 22, 2001 pursuant to Rule 14a-8(e)2 of the 1934 Act. The date after which notice of a shareholder proposal submitted outside the processes of Rule 14a-8 under the 1934 Act is considered untimely is August 21, 2001. In addition, for a nomination to be made by a stockholder or for any other business to be properly brought before the annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Company in the manner set forth in the Company's By-laws. As of the date hereof, the Company's By-laws provide that to be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the anniversary date of the mailing date of the notice of the preceding year's annual meeting; provided, however, that in the event that the annual meeting is called for a date that is not within thirty
(30) calendar days before or sixty (60) calendar days after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the later of the sixtieth (60) calendar day prior to such annual meeting or the tenth (10th) calendar day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs. For purposes of that provision, the date of a public disclosure shall include, but not be limited to, the date on which such disclosure is made in a press release reported by the Dow Jones News Services, the Associated Press or any comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15 (d) (or the rules and regulations thereunder) of the 1934 Act or pursuant to Section 30 (or the rules or regulations thereunder) of the 1940 Act.

     To the knowledge of the management of the Fund, no person beneficially owned more than 5% of the outstanding shares of the Fund as of the Record Date.

     As set forth in the Fund's Amended and Restated Articles of Incorporation, any action submitted to a vote by stockholders requires the affirmative vote of at least eighty percent (80%) of the outstanding shares of all classes of voting stock, voting together, in person or by proxy at a meeting at which a quorum is present, unless such action is approved by the vote of a majority of the Board of Directors, in which case such action requires (A) if applicable, the proportion of votes required by the 1940 Act, or (B) the lesser of (1) a majority of all the votes entitled to be cast on the matter with the shares of all classes of voting stock voting together, or (2) if such action may be taken or authorized by a lesser proportion of votes under applicable law, such lesser proportion

Notice to Banks, Broker/Dealers and Voting Trustees and Their Nominees

     Please advise the Fund, at its principal executive offices, to the attention of Monica Pelaez, Secretary, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                    APPENDIX


                             AUDIT COMMITTEE CHARTER







1. The Audit Committee shall consist of all Board members who are "independent directors" in accordance with the American Stock Exchange rules and, only to the extent necessary so that the Committee consists of at least three members, other directors.

2.   The purposes of the Audit Committee are:

     a. to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

     b. to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

     c. to act as a liaison between the Fund's independent auditors and the full Board of Directors.

     The function of the Audit Committee is oversight. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The auditors are responsible for planning and carrying out a proper audit and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information and
(ii) the accuracy of the financial and other information provided to the Audit Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board). In addition, the evaluation of the Fund's financial statements by the Audit Committee is not of the same quality as audits performed by the independent accountants, nor does the Audit Committee's evaluation substitute for the responsibilities of the Fund's management for preparing, or the independent accountants for auditing, the financial statements.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

     a. to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the Fund's investment adviser (it being understood that the auditors are ultimately accountable to the Audit Committee and the Fund's Board and that the Audit Committee and the Fund's Board shall have the ultimate authority and responsibility to select, evaluate, retain and terminate auditors, subject to any required stockholder vote);

     b. to ensure receipt of a formal written statement from the auditors on a periodic basis specifically delineating all relationships between the auditors and the Fund; to discuss with the auditors any disclosed relationships or services that may impact the auditors' objectivity and independence; and to take, or recommend that the full Board take, appropriate action to oversee the independence of the auditors;

     c. to meet with the Fund's auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); and (iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto;

     d. to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

     e. to review the fees charged by the auditors for audit and non-audit services;

     f. to investigate improprieties or suspected improprieties in Fund operations; and

     g. to report its activities to the full Board on a periodic basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

4. The Audit Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

5. The Audit Committee shall regularly meet with the Fund's management, including financial personnel.

6. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund,

7. The Audit Committee shall review the adequacy of this Charter at least annually and recommend any changes to the full Board. The Board shall also review and approve this Charter at least annually.

8. The Fund shall provide the American Stock Exchange ("AMEX") written confirmation regarding:

     a. the adoption of this formal written Charter and the Audit Committee's annual review and reassessment of the adequacy of this Charter;

     b. the composition of the Audit Committee consisting of at least three members and the number of independent directors;

     c. any determination that the Fund's Board has made regarding the independence of directors pursuant to the AMEX rules or applicable law;

     d. the financial literacy of the Audit Committee members as provided in the AMEX rules; and

     e. the determination that at least one of the Audit Committee members has accounting or related financial management expertise as provided in the AMEX rules.

TUXIS CORPORATION PROXY/VOTING INSTRUCTION CARD



This proxy is solicited by and on behalf of the Fund's Board of Directors for the Annual Meeting of Stockholders on November 28, 2000, and at any postponement or adjournment thereof.

The undersigned stockholder of Tuxis Corporation (the "Fund") hereby appoints Thomas B. Winmill and Monica Pelaez and each of them, the attorneys and proxies of the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders to be held at the offices of the Fund at 11 Hanover Square, New York, New York on Tuesday, November 28, 2000 at 9:00 a.m., and at any postponement or adjournment thereof ("Meeting"), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the proxy statement for the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given for the Meeting. If no directions are given, the proxies will vote FOR all proposals and in their discretion on any other matter that may properly come before the Meeting.


Sign here as name(s) appear to the left.


                        --------------------------------------------------------



                        --------------------------------------------------------

                    Signature(s) should be exactly as name or names appearing on this form. Please sign this proxy and return it promptly whether or not you plan to attend the Meeting. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. If you do attend the Meeting and decide to vote by ballot, such vote will supersede this proxy.

                                      Dated:                              , 2000
                                            ------------------------------


           Please fold and detach card at perforation before mailing.



         Your vote is important! Please sign and date the proxy/voting instructions card above and return it promptly in the enclosed postage-paid envelope or otherwise to Tuxis Corporation, c/o Boston EquiServe, P.O. Box 9391, Boston, MA 02205-9969, so that your shares can be represented at the Meeting.

TUXIS CORPORATION Please mark your votes as in this example: (record)



Please sign, date and return this proxy/voting instructions card promptly in the enclosed postage-paid envelope. If no direction is given on a proposal, the proxies will vote FOR the proposal, in accordance with the Fund Board's recommendations.

1. To elect to the Board of Directors the Nominee, Robert D. Anderson, as Class III Director, to serve for a five year term and until his successor is duly elected and qualified.

     [ ]       FOR the Nominee     [ ]       WITHHOLD authority for the Nominee

2. To ratify the selection of Tait, Weller & Baker as the Fund's independent auditors.

     [ ]        FOR              [ ]       AGAINST         [ ]        ABSTAIN


           Please fold and detach card at perforation before mailing.

               Proxy to be signed and dated on the reverse side.